SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 12, 2004

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File Number:	77-0416458
(State or other jurisdiction of incorporation or organization)	000-30713	(I.R.S. Employer Identification No.)

950 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On February 12, 2004, Intuitive Surgical, Inc. announced its financial results for the fourth quarter and year ended December 31, 2003. These financial results are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 5 for the purpose of causing such financial results to be filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 12. Results of Operations and Financial Condition.

The information in this Item, including that incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On February 12, 2004, Intuitive Surgical issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

INTUITIVE SURGICAL, INC.

Date: February 12, 2004	By	/s/ Lonnie M. Smith
		Name:	Lonnie M. Smith
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Results for the Fourth Quarter and Year Ended December 31, 2003.

99.2	Press Release issued by Intuitive Surgical, dated February 12, 2004.